Filed pursuant to Rule 497(a) File No. 333-196520 Rule 482ad

For Immediate Release: February 2, 2015

Jennifer Nahas

Vice President, Marketing

Griffin Capital Corporation

jnahas@griffincapital.com

Office Phone: 949-270-9332

Cell Phone: 949-433-6860

GRIFFIN-BENEFIT STREET PARTNERS BDC CORP. DECLARED EFFECTIVE BY THE SEC

Los Angeles, CA and New York, NY – (February 2, 2015) – Griffin-Benefit Street Partners BDC Corp. (“GB-BDC”) , a new non-traded business development company, announced that its registration statement for an initial public offering of approximately $1.5 billion in common stock was declared effective by the Securities and Exchange Commission. Griffin Capital Corporation (“Griffin Capital”), GB-BDC’s sponsor, and Benefit Street Partners L.L.C. (“BSP”), the credit investment arm of Providence Equity Partners L.L.C. (“Providence”), a leading global, sector-focused private equity firm, are working together to bring GB-BDC to market.

GB-BDC expects to invest in secured debt (including senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured and subordinated debt), as well as equity and equity related securities issued by private U.S. companies primarily in the middle market and public U.S. companies with market equity capitalization of less than $250 million. GB-BDC intends to originate its debt investments by leveraging BSP and Providence’s nationwide network of relationships, including those in the media and communications industries.

David Rupert, President of Griffin Capital and CEO of GB-BDC, commented: “We believe that BSP’s industry knowledge and experience coupled with Griffin Capital’s industry leadership in asset management and capital raising create a powerful platform.” Rupert continued, “We look forward to building this business together.”

Richard Byrne, President of BSP added, “This BDC is a logical expansion of our credit platform. We believe our proprietary sourcing network, disciplined investment process and credit expertise can be leveraged to create an attractive portfolio for our BDC shareholders. We are excited about working together with David and his team on this new offering.”

About Griffin-Benefit Street Partners BDC

Griffin-Benefit Street Partners BDC (“GB-BDC”) is a non-traded business development company that has elected to be regulated under the ’40 Act and intends to invest primarily in secured debt (including senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured and subordinated debt), as well as equity and equity related securities issued by private U.S. companies primarily in the middle market or public U.S. companies with market equity capitalization of less than $250 million. GB-BDC is sponsored by Griffin Capital and its sub-adviser is Benefit Street Partners L.L.C.

About Griffin Capital

Griffin Capital BDC Advisor (“GBA”), an indirect subsidiary of Griffin Capital Corporation (“GCC”), serves as the investment adviser to GB-BDC. GBA is primarily responsible for managing all day-to-day operations and providing investment advisory and management services to GB-BDC, including reviewing and approving investments.

GCC is a privately-held, Los Angeles headquartered investment and management company with a 20-year track record sponsoring real estate investment vehicles and managing institutional capital. GCC is led by senior executives, each with more than two decades of real estate and capital markets experience who have collectively closed transactions representing over $20 billion in value. Griffin Capital and affiliates, through the end of 2014, owned, managed, sponsored and/or co-sponsored an institutional-quality portfolio of commercial real estate located in the United States and United Kingdom, representing approximately $6.7 billion(1) in asset value. Additional information about GCC is available at www.griffincapital.com

About Benefit Street

Benefit Street Partners L.L.C. (“BSP”) serves as the Sub-Adviser to GB-BDC. BSP is primarily responsible for assisting with sourcing, originating, conducting due diligence on, and recommending investments to GBA. Benefit Street and its affiliates manage assets across a broad range of credit strategies including middle market private debt, long-short liquid credit, long-only credit and commercial real estate debt. Benefit Street has a team of approximately 84 employees, including 44 investment professionals, which collectively provide a debt investment management capability by combing industry knowledge and relationships with credit markets expertise. Benefit Street has capabilities across the full credit spectrum – from subordinated and mezzanine to senior secured debt – and has expertise investing through multiple business cycles. BSP is an affiliate of Providence Equity Partners L.L.C. (“Providence”), a leading, global sector-focused private equity firm. Founded over 25 years ago, Providence has invested in over 140 companies, currently has over $40 billion in capital under management in its equity and credit platforms, and is recognized as a world leader in the media and communications sectors.

(1) Includes Griffin-American Healthcare REIT II, Inc. (GAHR II) which merged with NorthStar Realty Finance Corporation in December 2014. Griffin Capital’s co-sponsor in GAHR II continues to manage that portfolio.

Investors are advised to carefully consider the investment objectives, risks, and charges and expenses of GB-BDC before investing. The prospectus, which has been filed with the Securities and Exchange Commission, contains this and other information about GB-BDC and should be read carefully before investing.

This press release may contain certain forward-looking statements. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to uncertainties relating to: our future operating results; our business prospects; the impact of the investments that we make; the ability of our portfolio companies to achieve their objectives; our expected financings and investments; the adequacy of our cash resources, financing sources and working capital; the use of borrowed money to finance a portion of our investments; the timing of cash flows, if any, from the operations of our portfolio companies; the timing and amount of distributions and dividends from the companies in which we may invest; our contractual arrangements and relationships with third parties; actual and potential conflicts of interest; our ability to locate suitable investments for us and to monitor and administer our investments; the ability to attract and retain highly talented professionals; the general economy and its impact on the industries in which we invest; our ability to source favorable private investments; the tax status of the companies in which we invest; our tax status; the effect of changes to tax legislation; changes in the economy; risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; future changes in laws or regulations; and other risk factors as outlined in the prospectus, as amended from time to time. This is neither an offer nor a solicitation to purchase securities. A registration statement relating to these securities was filed and has been declared effective by the Securities and Exchange Commission. Copies of the prospectus can be obtained by contacting the dealer manager, Griffin Capital Securities, Inc., at (949) 270-9300.

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